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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 October 1, 1998
                            ------------------------
                             Date of report (Date of
                            earliest event reported)




                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
             (Exact name of registrant as specified in its charter)



   Maryland                        0-23911                      52-2081138
---------------            ----------------------        -----------------------
(State or other            Commission File Number            (I.R.S. Employer
jurisdiction of                                           Identification Number)
 incorporation)


                    1776 SW Madison Street, Portland, OR  97205
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               (Address of principal executive offices)(Zip Code)




                                 (503) 223-5600
               Registrant's telephone number, including area code






                                 Not Applicable
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                (Former name or former address, if changed since
                                  last report)




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Item 5.  Other Events.

The news release of Wilshire Real Estate Investment Trust Inc. (the "Company"), dated October 1, 1998, responds to claims of Southern
Pacific Funding Corp. ("SFC"), is incorporated herein by reference and filed herewith as Exhibit 99.

Subsequent to the Company's press release dated October 1, 1998, SFC filed a Chapter 11 liquidation proceeding. The Company anticipates that either through court proceedings or agreement with SFC, the securities or servicing rights either will be awarded to the Company or will be sold and the Company paid all amounts to which it is entitled.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99 News release of Wilshire Real Estate Investment Trust Inc. dated October 1, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    WILSHIRE REAL ESTATE
                                                    INVESTMENT TRUST INC.



Date:  October 8, 1998                              By: /s/ Chris Tassos
                                                    ---------------------------
                                                    Chris Tassos
                                                    Executive Vice President and
                                                    Chief Financial Officer




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